UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2009

                             _______________________

                                  Ryerson Inc.
             (Exact name of registrant as specified in its charter)
                                    Delaware
                 (State or other jurisdiction of incorporation)
                                    001-09117
                            (Commission File Number)
                                   36-3425828
                      (I.R.S. Employer Identification No.)

                             _______________________

                     2621 West 15th Place, Chicago, IL 60608
                                 (773) 762-2121
          (Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to Current Report on Form 8-K is being furnished solely to include the press release set forth on Exhibit 99.1 that was inadvertently omitted from the Current Report on Form 8-K furnished on April 2, 2009.

Item 8.01  Other Events

     On April 2, 2009, Ryerson Inc. (the "Company") announced that it has extended its pending offer (the "Exchange Offer") to exchange up to $102,916,000 in the aggregate principal amount of the Company's Floating Rate Senior Secured Notes due 2014 (the "Initial Floating Rate Notes") and up to $382,200,000 in the aggregate principal amount of the Company's 12% Senior Secured Notes due 2015 (the "Initial Fixed Rate Notes" and together with the Initial Floating Rate Notes, the "Initial Notes"), that were issued on October 19, 2007, for an equal principal amount of Floating Rate Senior Secured Notes due 2014 and 12% Senior Secured Notes due 2015 that have been registered under the Securities Act of 1933, as amended. The Exchange Offer was previously scheduled to expire at 5:00 p.m., New York City time, on April 2, 2009 and is extended until 5:00 p.m. New York City time, on April 3, 2009, unless otherwise further extended or earlier terminated. Except for the extension of the expiration date, all terms and conditions of the Exchange Offer are unchanged and remain in full force and effect.

     A copy of the press release announcing the extension of the Exchange Offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

     The following exhibit is being filed with this Current Report on Form 8-K:

     99.1 Press Release dated April 2, 2009.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 8, 2009

                                       RYERSON INC.



                                       By:   /s/ Barbara E. Rohde
                                             -----------------------------------
                                             Name:  Barbara E. Rhode
                                             Title: Assistant Secretary

                                  EXHIBIT INDEX

Exhibit Number    Description

         99.1     Press Release dated April 2, 2009.